UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

Monroe Capital Income Plus Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-01301	83-0711022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, 35th Floor
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 258-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 18, 2025 (the “Closing Date”), Monroe Capital Income Plus ABS Funding III, LLC (the “2025 Issuer”), an indirect, wholly owned, consolidated subsidiary of Monroe Capital Income Plus Corporation (the “Company”) completed a $500,000,000 asset-backed securitization (the “2025 Asset-Backed Securitization”). The 2025 Asset-Backed Securitization is a secured financing incurred by the 2025 Issuer, a subsidiary of the Company, which is consolidated by the Company and subject to its overall asset coverage requirement.

On the Closing Date and in connection with the 2025 Asset-Backed Securitization, the 2025 Issuer entered into a Note Purchase Agreement (the “Purchase Agreement”) with Jefferies LLC, as the initial purchaser (the “Initial Purchaser”) and NatWest Markets Securities Inc., as the placement agent (the “Placement Agent”), pursuant to which the 2025 Issuer agreed to sell to the Initial Purchaser certain of the notes to be issued pursuant to an indenture as part of the 2025 Asset-Backed Securitization (the “Indenture”).

The notes offered in the 2025 Asset-Backed Securitization consist of $320,000,000 of Class A Senior Secured Notes, which bear an interest at the benchmark plus 2.00% per annum (the “Class A Notes”), $55,000,000 of Class B Senior Secured Notes, which bear interest at 4.00% per annum (the “Class B Notes”) and $40,000,000 of Class C Senior Secured Notes, which bear interest at 7.00% per annum (the “Class C Notes” and collectively with the “Class A Notes” and “Class B Notes”, the “Secured 2025 Notes”). The 2025 Issuer also issued $85,000,000 of Subordinated Notes, which do not bear interest (the “Subordinated 2025 Notes” and together with the Secured 2025 Notes, the “2025 Notes”). The 2025 Notes are due on December 18, 2035. The Secured 2025 Notes were issued through a private placement through the Initial Purchaser and Placement Agent. The Company retained all of the Subordinated Notes. The 2025 Notes were retained for the purpose of satisfying the risk retention requirements pursuant to a subordinated note purchase agreement entered into as of the Closing Date.

The 2025 Asset-Backed Securitization is secured by a diversified portfolio consisting primarily of middle market loans, recurring revenue loans and participation interests managed by Monroe Capital BDC Advisors, LLC (“Monroe BDC Advisors”). Through December 18, 2027, all principal collections received on the underlying collateral may be used by the 2025 Issuer to purchase new collateral under the direction of Monroe BDC Advisors, in its capacity as collateral manager of the 2025 Issuer, in accordance with the Company’s investment strategy and subject to customary conditions set forth in the documents governing the 2025 Asset-Backed Securitization, allowing the Company to maintain the initial leverage in the 2025 Asset-Backed Securitization.

The 2025 Issuer used the proceeds from the 2025 Asset-Backed Securitization to, among other things, purchase certain portfolio company investments (“Collateral Obligations”) from the Company and, at the Company’s direction, from one or more affiliates of the Company pursuant to a loan sale agreement entered into on the Closing Date (the “Loan Sale Agreement”).

Under the terms of the Loan Sale Agreement, the Company sold and/or contributed, and from time to time thereafter the Company will sell and/or contribute, its ownership interest in the portfolio company investments securing the 2025 Asset-Backed Securitization and participations in return for a purchase price equal to the market value of such portfolio company investments. Following these transfers, the 2025 Issuer holds all of the ownership interest in such portfolio company investments and participations. The Company made customary representations, warranties and covenants in the Loan Sale Agreement.

The Secured 2025 Notes are the secured obligation of the 2025 Issuer, and the indenture governing the Secured 2025 Notes includes customary covenants and events of default. The 2025 Notes have not been and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

Monroe BDC Advisors serves as collateral manager to the 2025 Issuer under a collateral management agreement entered into on the Closing Date (the “Collateral Management Agreement”) and is entitled to receive a fee for providing these services; however Monroe BDC Advisors has elected to irrevocably waive such fee.

The Secured 2025 Notes are secured obligations of the 2025 Issuer, the Subordinated 2025 Notes are the unsecured obligations of the 2025 Issuer, and the Indenture secures (as applicable) and governs the 2025 Notes pursuant to customary covenants and events of default. The 2025 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the 2025 Asset-Backed Securitization contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, incorporated into this Current Report on Form 8-K by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Indenture, dated as of December 18, 2025, by and between Monroe Capital Income Plus ABS Funding III, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee.*

10.2	Note Purchase Agreement, dated as of December 18, 2025, by and between Monroe Capital Income Plus ABS Funding III, LLC, as Issuer, Jefferies LLC, as Initial Purchaser, and Natwest Markets Securities Inc., as Placement Agent.

10.3	Collateral Management Agreement, dated as of December 18, 2025, by and between Monroe Capital Income Plus ABS Funding III, LLC, as Issuer, and Monroe Capital BDC Advisors, LLC, as Collateral Manager.

10.4	Loan Sale and Contribution Agreement, dated as of December 18, 2025, by and between Monroe Capital Income Plus Corporation, as Seller and Monroe Capital Income Plus ABS Funding III, LLC, as Buyer.*

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Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Exhibits and schedules to this exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Income Plus Corporation

Date: December 23, 2025	By:	/s/ Lewis W. Solimene, Jr.
Lewis W. Solimene, Jr.
Chief Financial Officer and Chief Investment Officer